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                                                                  Exhibit 10.11


                                   ASSIGNMENT


      Pursuant to Sections 12, 9 and 8, respectively, of those certain employment agreements of even date herewith between the undersigned and Jerry Kent, Barry Babcock and Howard Wood, respectively, the undersigned hereby assigns all of my rights under such employment agreements to Charter Communications, Inc. ("CCI") and by its execution hereof, CCI hereby assumes all of the rights and obligations of the "Employer" as defined in and under such employment agreements.

                                  PAUL G. ALLEN



                                  By:   /s/ Paul G. Allen    by William D. Savoy
                                     ------------------------------------------
                                        William D. Savoy,
                                        Attorney In Fact


      The undersigned acknowledges its assumption of the Employer's obligations under the aforesaid employment agreements.

                                  CHARTER COMMUNICATIONS, INC.



                                  By:   /s/ Marcy Lifton, Vice President
                                     ------------------------------------------